[logo]  Industry Canada   Industrie Canada                         Exhibit 3.1



Certificate                                                         Certificat
of Incorporation                                                    de constitution

Canada Business                                                     Loi canadienne sur
Corporations Act                                                    les societes par actions


  3232701 CANADA INC.                                                     323270-1

- ----------------------------------------------              ---------------------------------------
Name of corporation-Denomination de la societe              Corporation number-Numero de la societe

 I hereby certify that the above-named                         Je certifie que la societe susmentionnee,
 corporation, the articles of incorporation of                 dont les statuts constitutifs sont joints, a
 which are attached, was incorporated under                    ete constituee en societe en vertu de la
 the Canada Business Corporations Act.                         Loi canadienne sur les societes par actions.




     /s/                                        February 28, 1996/le 8 fevrier 1996

     Director - Directeur                       Date of Incorporation - Date de constitution



CANADA


Consumer and               Consommation et
Corporate Affairs Canada   Affaires commerciales Canada              Form 1                   Formule 1
                                                            ARTICLES OF INCORPORATION    STATUTS CONSTITUTIFS
Canada Business            Loi regissant les societes              (SECTION 6)               (ARTICLE 6)
Corporations Act           par actions de regime federal
- ---------------------------------------------------------------------------------------------------------------
1 -- Name of Corporation                                     Denomination de la societe
          3232701 CANADA INC.
- ---------------------------------------------------------------------------------------------------------------
2 -- The place in Canada where the registered office         Lieu au Canada ou doit etre situe le siege social
     is to be situated --
     Municipality of Metropolitan Toronto, Province of Ontario

- ---------------------------------------------------------------------------------------------------------------
3 -- The classes and any maximum number of shares that       Categories et tout nombre maximal d'actions que
     the corporation is authorized to issue                  la societe est autorisee a emettre

     An unlimited number of Common Shares

- ---------------------------------------------------------------------------------------------------------------
4 -- Restrictions if any on share transfers                  Restrictions sur le transfert des actions,
                                                             s'il y a lieu

     The right to transfer shares of the Corporation shall be restricted in that no shares shall be transferred without the approval of the board of directors.

- ---------------------------------------------------------------------------------------------------------------
5 -- Number (or minimum and maximum number) of directors     Nombre (ou nombre minimum et maximum)
                                                             d'administrateurs
     Such number not more than ten (10) nor less than one (1) as the board of directors may from time to time determine.
- ---------------------------------------------------------------------------------------------------------------
6 -- Restrictions if any on business the corporation         Limites imposees quant aux activites commerciales
     may carry on                                            que la societe peut exploiter, s'il y a lieu

     None

- ---------------------------------------------------------------------------------------------------------------
7 -- Other provisions if any                                 Autres dispositions s'il y a lieu

     The annexed Schedule I is incorporated in this Form.

- ---------------------------------------------------------------------------------------------------------------
7 -- Incorporators -- Fondateurs
- ---------------------------------------------------------------------------------------------------------------
                                       Address (include postal code)                  Signature
         Names - Noms                  Adresse (inclure le code postal)
- ---------------------------------------------------------------------------------------------------------------
         Sonia Davis                   115 Harding Blvd.                             Sonia Davis
                                       Scarborough, Ontario M1N 3E1
- ---------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY -- A L'USAGE DU MINISTERE SEULEMENT              Filed -- Deposee
Corporation No. -- N de la societe         323270-1                          FEB 28 1996
                                                                             FEV
- ---------------------------------------------------------------------------------------------------------------
CA 7530-21-936-1385 (05-91) 46


                           ARTICLES OF INCORPORATION

                                  CANADA INC.

                                  SCHEDULE I

7.   Other provisions, if any:

     The following provisions shall apply to the Corporation:

     (a) The number of shareholders of the Corporation exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

     (b) No invitation shall be made to the public to subscribe for any securities of the Corporation.

[logo]  Industry Canada   Industrie Canada



Certificate                                                         Certificat
of Amendment                                                        de modification

Canada Business                                                     Loi canadienne sur
Corporations Act                                                    les societes par actions


  VULCAN GOLD INC.                                                      323270-1

- ----------------------------------------------              ---------------------------------------
Name of corporation-Denomination de la societe              Corporation number-Numero de la societe

 I hereby certify that the articles of the above-              Je certifie que les statuts de la societe
 named corporation were amended                                susmentionnee ont ete modifies:

 (a) under section 13 of the Canada Business                   a) en ventu de l'article 13 de la Loi
 Corporations Act in accordance with the attached       [_]    canadienne sur les societes par actions,
 notice;                                                       conformement a l'avis ci-joint;

 (b) under section 27 of the Canada Business                   b) en vertu de l'article 27 de la Loi
 Corporations Act as set out in the attached articles   [_]    canadienne sur les societes par actions, tel
 of amendment designating a series of shares;                  qu'il est indique dans les clauses
                                                               modificatrices ci-jointes designant une serie
                                                               d'actions;

 (c) under section 179 of the Canada Business                  c) en vertu de l'article 179 de la Loi
 Corporations Act as set out in the attached articles   [X]    canadienne sur les societes par actions, tel
 of amendment;                                                 qu'il est indique dans les clauses
                                                               modificatrices ci-jointes;

 (d) under section 191 of the Canada Business                  d) en vertu de l'article 191 de la Loi
 Corporations Act as set out in the attached articles   [_]    canadienne sur les societes par actions, tel
 of reorganization.                                            qu'il est indique dans les clauses de
                                                               reorganisation ci-jointes.





     /s/                                       April 30, 1996/le 30 avril 1996
     Director - Directeur                      Date of Amendment - Date de modification



CANADA


Consumer and               Consommation et
Corporate Affairs Canada   Affaires commerciales Canada         Form 4                   Formule 4
                                                          Articles of Amendment    Clauses Modificatrices
Canada Business            Loi regissant les societes      (Section 27 OR 177)      (Articles 27 OU 177)
Corporations Act           par actions de regime federal
- ----------------------------------------------------------------------------------------------------------
1 -- Name of corporation - Denomination de la societe         2 -- Corporation No. -- N de la societe
     3232701 CANADA INC.                                                               323270-1
- ----------------------------------------------------------------------------------------------------------
3 -- The articles of the above-named corporation are amended as follows:  Les statuts de la societe mentionnee ci-dessus sont
                                                                          modifies de la facon suivante:


      (a)  To change the name of the Corporation of Vulcan Gold Inc.;

      (b) to change the place in which the registered office is situated from the Municipality of Metropolitan Toronto, Province of Ontario, to the City of Vancouver, Province of British Columbia;

      (c) to provide the number or minimum or maximum number of directors shall be:

           "Such number not more than eleven (11) nor less than three (3) as the board of directors may from time to time determine".

      (d) to create an unlimited number of Preferred Shares, issuable in series;

      (e) to provide that the existing Common Shares and the Preferred Shares created hereby shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule A annexed hereto which forms an integral part hereof; and

      (f) to provide that effective upon the date of the issuance of a Certificate of Amendment giving effect to the foregoing, the classes and any maximum number of shares that the Corporation is authorized to issue shall be an unlimited number of Common Shares and an unlimited number of Preferred Shares, issuable in series.

- ----------------------------------------------------------------------------------------------------------
Date                               Signature                        Title -- Titre
 April 29, 1996                    /s/ S. V. Arnold                 Director
- ----------------------------------------------------------------------------------------------------------
7530-21-936-1387 (01-93) 46                                         FOR DEPARTMENTAL USE ONLY -
                                                                    A L'USAGE DU MINISTERE SEULEMENT
                                                                    Filed - Deposee   APR  30  1996
                                                                                      AVR
                                                                    --------------------------------------

                              3232701 CANADA INC.
                              -------------------

                             ARTICLES OF AMENDMENT
                             ---------------------

                                  SCHEDULE A

COMMON SHARES
- -------------

1.   VOTING RIGHTS
     -------------

Each holder of Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and to vote thereat, except meetings at which only holders of a specified class of shares (other than Common Shares) or specified series of shares are entitled to vote. At all meetings of which notice must be given to the holders of the Common Shares, each holder of Common Shares shall be entitled to one vote in respect of each Common Share held by such holder.

2.   DIVIDENDS
     ---------

The holders of the Common Shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive any dividend declared by the Corporation.

3.   LIQUIDATION, DISSOLUTION OR WINDING-UP
     --------------------------------------

The holders of the Common Shares shall be entitled, subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation on a liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary.

PREFERRED SHARES
- ----------------

The Preferred Shares, as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

     (a) the Preferred Shares may from time to time be issued in one or more series and subject to the following provisions, and subject to the issuance under the Canada Business Corporations Act (the "Act") of a certificate of amendment in respect thereof, the directors may fix from time to time before such issue the number of shares that is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preferred Shares including, without limiting the generality of the foregoing, the issue price per share of the shares of such series, the rate or amount of any dividends or the method of calculating any dividends, the dates of payment thereof, any redemption, purchase and/or conversion prices and terms and conditions of any redemption, purchase and/or conversion, and any sinking fund or other provisions;

     (b) the Preferred Shares of each series shall, with respect to the payment of any dividends and any distribution of assets or return of capital in the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, rank on a parity with the Preferred Shares of every other series and be entitled to Preferred over the Common Shares and over any other shares of the Corporation ranking junior to the Preferred Shares. The Preferred Shares of any series may also be given such other Preferreds, not inconsistent with these articles, over the common shares and any other shares of the Corporation ranking junior to such Preferred Shares as may be fixed in accordance with paragraph (a);

     (c) the Preferred Shares of any series may be made convertible into Common Shares;

     (d) unless the directors otherwise determine in the articles of amendment designating a series, and subject to the provisions of the Act and paragraph (e) below, the Preferred Shares as a class shall have no voting rights; and

     (e) any amendment to the articles of the corporation to remove or vary any rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class or to create any other class of shares ranking in priority to or on a parity with the Preferred Shares, in addition to the authorization by special resolution, must be given by at least two-thirds of the votes cast at a meeting of the holders of Preferred Shares duly called for that purpose and at every such meeting a holder of a Preferred Share shall be entitled to one vote in respect of each Preferred Share held in addition to any other vote required by the Act.

[logo]  Industry Canada   Industrie Canada



Certificate                                                         Certificat
of Amendment                                                        de modification

Canada Business                                                     Loi canadienne sur
Corporations Act                                                    les societes par actions


  MERIDIAN GOLD INC.                                                      323270-1

- ----------------------------------------------              ---------------------------------------
Name of corporation-Denomination de la societe              Corporation number-Numero de la societe

 I hereby certify that the articles of the above-              Je certifie que les statuts de la societe
 named corporation were amended                                susmentionnee ont ete modifies:

 (a) under section 13 of the Canada Business                   a) en vertu de l'article 13 de la Loi
 Corporations Act in accordance with the attached       [_]    canadienne sur les societes par actions,
 notice;                                                       conformement a l'avis ci-joint;

 (b) under section 27 of the Canada Business                   b) en vertu de l'article 27 de la Loi
 Corporations Act as set out in the attached articles   [_]    canadienne sur les societes par actions, tel
 of amendment designating a series of shares;                  qu'il est indique dans les clauses
                                                               modificatrices ci-jointes designant une serie
                                                               d'actions;

 (c) under section 179 of the Canada Business                  c) en vertu de l'article 179 de la Loi
 Corporations Act as set out in the attached articles   [X]    canadienne sur les societes par actions, tel
 of amendment;                                                 qu'il est indique dans les clauses
                                                               modificatrices ci-jointes;

 (d) under section 191 of the Canada Business                  d) en vertu de l'article 191 de la Loi
 Corporations Act as set out in the attached articles   [_]    canadienne sur les societes par actions, tel
 of reorganization.                                            qu'il est indique dans les clauses de
                                                               reorganisation ci-jointes.



     /s/                                       June 5, 1996/le 5 juin 1996

     Director - Directeur                      Date of Amendment - Date de modification



CANADA


Consumer and               Consommation et
Corporate Affairs Canada   Affaires commerciales Canada         FORM 4                   FORMULE 4
                                                          ARTICLES OF AMENDMENT    CLAUSES MODIFICATRICES
Canada Business            Loi regissant les societes      (SECTION 27 OR 177)      (ARTICLES 27 OU 177)
Corporations Act           par actions de regime federal
- ----------------------------------------------------------------------------------------------------------
1 -- Name of corporation - Denomination de la societe      2 -- Corporation No. -- N de la societe
     VULCAN GOLD INC.                                                              323270-1
- ----------------------------------------------------------------------------------------------------------
3 -- The articles of the above-named corporation are amended as follows:  Les status de la societe mentionnee ci-dessus sont
                                                                          modifies de la facon suivante:

     to change the name of the Corporation to MERIDIAN GOLD INC.









- ----------------------------------------------------------------------------------------------------------
Date                               Signature                       Title -- Titre
 June 5, 1996                      /s/ S. V. Arnold                Director
- ----------------------------------------------------------------------------------------------------------
7530-21-936-1387 (01-93) 46                                        FOR DEPARTMENTAL USE ONLY -
                                                                   A L USAGE DU MINISTERE SEULEMENT
                                                                   Filed - Deposee  JUN  05  1996
                                                                                    JUIN
                                                                ------------------------------------------